UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 28, 2021

IonQ, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-39694	84-2992192
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4505 Campus Drive College Park, MD	20740
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (301) 298-7997

dMY Technology Group, Inc. III

1180 North Town Center Drive, Suite 100, Las Vegas, NV 89144

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	IONQ	New York Stock Exchange
Warrants, each whole warrant exercisable for one share of Common Stock at an exercise price of $11.50 per share	IONQ WS	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.

On September 28, 2021, dMY Technology Group Inc., III (the “Company” or “dMY” and, following the closing of the Merger, as defined below, the “Combined Company”) convened a special meeting of stockholders (the “Special Meeting”) held in connection with the Company’s previously announced business combination (the “Business Combination”) with IonQ, Inc., a Delaware corporation (“IonQ”) pursuant to the Agreement and Plan of Merger and Reorganization, dated as of March 7, 2021 (as further amended or modified from time to time, the “Merger Agreement”), by and among dMY, IonQ and Ion Trap Acquisition Inc., a Delaware corporation and a direct, wholly-owned subsidiary of dMY (“Merger Sub”). Each proposal voted on at the Special Meeting is described in greater detail in the Company’s definitive proxy statement/prospectus (the “Proxy Statement/Prospectus”) filed with the U.S. Securities and Exchange Commission (“SEC”).

As of the close of business on August 16, 2021, the record date for the Special Meeting, there were an aggregate of 30,000,000 Class A common shares of dMY, par value $0.0001 per share, and 7,500,000 Class B common shares of dMY, par value $0.0001 per share (the Class A and Class B together, the “dMY Common Shares”), outstanding, each of which was entitled to one vote at the Special Meeting. At the Special Meeting, a total of 23,186,971 dMY Common Shares, representing approximately 61.83% of the outstanding common shares entitled to vote, were present virtually or by proxy, constituting a quorum.

Each of the proposals voted on at the Special Meeting was approved by the Company’s stockholders, and the voting results are set forth below.

1. The Transaction Proposal - To consider and vote upon a proposal to approve the Merger Agreement, by and among dMY, Merger Sub and IonQ, and to approve the transactions contemplated thereby. Upon consummation of the transactions contemplated by the Merger Agreement, Merger Sub will be merged with and into IonQ, the separate existence of Merger Sub shall cease, and IonQ will survive and become a wholly-owned subsidiary of dMY (the “Merger”, and such proposal, the “Transaction Proposal”).

For	Against	Abstain
22,589,307	593,014	4,650

2. The NYSE Proposal. To consider and vote upon a proposal to adopt and approve, for purposes of complying with applicable listing rules of the New York Stock Exchange (the “NYSE”): the issuance of shares of common stock, par value $0.0001 per share, of the Combined Company and securities convertible into or exchangeable for the Combined Company common stock in connection with the Business Combination, including the issuance of shares of common stock in connection with the PIPE Investment (such proposal, the “NYSE Proposal”)

For	Against	Abstain
22,578,849	591,280	16,842

3. The Charter Proposal. To consider and vote upon a proposal to adopt the proposed Second Amended and Restated Certificate of Incorporation (such charter, the “Proposed Charter” and such proposal, the “Charter Proposal”). A copy of the Certificate of Incorporation is attached to the Proxy Statement/Prospectus as Annex B.

For	Against	Abstain
22,588,995	586,147	11,829

4. The Governance Proposals. To consider and vote upon, on a non-binding advisory basis, the following governance provisions in the Proposed Charter, presented separately in accordance with the United States Securities and Exchange Commission (“SEC”) requirements (Proposals No. 4-A through 4-C together, the “Governance Proposals”):

Proposal 4-A: To increase the total number of shares of all classes of authorized capital stock from (i) 401,000,000, consisting of (a) 400,000,000 shares of common stock, including (1) 380,000,000 shares of Class A common stock, par value $0.0001 per share and (2) 20,000,000 shares of Class B common stock, par value $0.0001 per share, and (b) 1,000,000 shares of preferred stock, par value $0.0001 per share, to (ii) 1,020,000,000, consisting of (A) 1,000,000,000 shares of common stock, par value $0.0001 per share, and (B) 20,000,000 shares of preferred stock, par value $0.0001 per share.

For	Against	Abstain
21,757,713	1,385,805	43,453

Proposal 4-B: To provide that any amendment to the amended and restated bylaws will require the approval of either the Combined Company’s board of directors or the holders of at least 66 2/3% of the voting power of the Combined Company’s then-outstanding shares of capital stock entitled to vote generally in an election of directors, voting together as a single class.

For	Against	Abstain
21,824,524	1,342,335	20,112

Proposal 4-C: To provide that any amendment to certain provisions of the Proposed Charter will require the approval of the holders of at least 66 2/3% of the voting power of the Combined Company’s then-outstanding shares of capital stock entitled to vote generally in an election of directors, voting together as a single class.

For	Against	Abstain
21,830,640	1,335,197	21,134

5. The Equity Incentive Plan Proposal.   To consider and vote upon a proposal to approve the 2021 Equity Incentive Plan, including the authorization of the initial share reserve under such plan, a copy of which is attached to the Proxy Statement/Prospectus as Annex D (such proposal, the “Equity Incentive Plan Proposal”).

For	Against	Abstain
21,322,537	1,834,258	30,176

6. The Employee Stock Purchase Plan Proposal.   To consider and vote upon a proposal to approve the Employee Stock Purchase Plan, including the authorization of the initial share reserve under such plan, a copy of which is attached to the Proxy Statement/Prospectus as Annex E (such proposal, the “Employee Stock Purchase Plan Proposal”).

For	Against	Abstain
22,549,607	609,795	27,569

7. The Adjournment Proposal.   To consider and vote upon a proposal to allow the chairman of the Special Meeting to adjourn the Special Meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies in the event that there are insufficient votes for, or otherwise in connection with, the approval of the Transaction Proposal, the NYSE Proposal, the Charter Proposal, the Governance Proposals, the Equity Incentive Plan Proposal or the Employee Stock Purchase Plan Proposal.

For	Against	Abstain
22,556,223	613,534	17,214

Item 8.01 Other Events.

In connection with the Business Combination, holders of 954,523 shares of dMY’s Class A common stock exercised their right to redeem their shares for cash at a redemption price of approximately $10.00 per share, for an aggregate redemption amount of $9,545,230.

As described in Item 5.07 above, the Company’s stockholders approved the Business Combination on September 28, 2021. The Business Combination is expected to close on September 30, 2021, subject to the satisfaction of customary closing conditions.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

IONQ, INC.

Dated: October 4, 2021

	By:	/s/ Thomas Kramer
Thomas Kramer
Chief Financial Officer